     As filed with the Securities and Exchange Commission on March 29, 2000
                                                      Registration No. 333-96243
                                                      Registration No. 333-88609
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                --------------
                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-4
                     Registration Statement (No. 333-96243)
                                     Under
                           The Securities Act of 1933
                     AND POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-4
                     Registration Statement (No. 333-88609)
                                     Under
                           The Securities Act of 1933
                                --------------
                               Markel Corporation
                        (formerly Markel Holdings Inc.)
           (Exact Name of the Registrant as Specified in its Charter)
                                --------------
       Virginia                     6331                  54-1959284
    (State or Other           (Primary Standard        (I.R.S. Employer
    Jurisdiction of              Industrial           Identification No.)

   Incorporation or          Classification Code
     Organization)                 Number)
                              4521 Highwoods Pkwy
                           Glen Allen, Virginia 23060
                                  804-747-0136
   (Address, including zip code, and telephone number, including area code of
                   Registrant's principal executive offices)
                                --------------
                                Steven A. Markel
                               Markel Corporation
                              4521 Highwoods Pkwy
                           Glen Allen, Virginia 23060
                                 (804) 747-0136
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                With Copies to:
         Gregory B. Nevers                      Leslie A. Grandis
         Corporate Counsel               McGuire, Woods, Battle & Boothe
        Markel Corporation                             LLP
      4521 Highwoods Parkway                    One James Center
    Glen Allen, Virginia 23060                901 East Cary Street
                                          Richmond, Virginia 23219-4030


          Jean M. Waggett
     Senior Vice President and                  Edward A. Perell
          General Counsel                     Debevoise & Plimpton
Terra Nova (Bermuda) Holdings Ltd.              875 Third Avenue
       12 Par-La-Ville Road                    New York, NY 10022
      Hamilton HM 08, Bermuda

                                    Part II

                     Information not Required In Prospectus

Item 21. Exhibits and Financial Statement Schedules

   (a) Exhibits

                                Index to Exhibits
                                -----------------
  2.1 Agreement and Plan of Merger and Scheme of Arrangement between Markel
      Corporation and Terra Nova (Bermuda) Holdings Ltd., dated August 15,
      1999, as amended included as Appendix A to the joint proxy statement/prospectus filed as part of the Company's Registration
      Statement on Form S-4 (Registration No. 333-88609)*
  4.1 Articles of Incorporation of the Registrant, (incorporated herein by reference to Exhibit 4.1 of the Company's Registration Statement on Form
      S-4 (Registration No. 333-88609))*
  4.2 Bylaws of the Registrant, (incorporated herein by reference to Exhibit
      4.2 of the Company's Registration Statement on Form S-4 (Registration No.
      333-88609))*
  4.3 Form of Contingent Value Rights Agreement*
  5.1 Opinion of McGuire, Woods, Battle & Boothe LLP*
  8.1 Opinion of McGuire, Woods, Battle & Boothe LLP regarding federal income tax consequences, filed herewith
  8.2 Opinion of Debevoise & Plimpton regarding federal income tax consequences, filed herewith
 23.1 Consent of KPMG LLP*
 23.2 Consent of PricewaterhouseCoopers*
 23.3 Consent of McGuire, Woods, Battle & Boothe LLP (included in Exhibit 5.1 and Exhibit 8.1)
 23.5 Consent of Debevoise & Plimpton*
 23.6 Consent of Donaldson, Lufkin & Jenrette Securities Corporation*
 23.7 Consent of Salomon Smith Barney Inc.*
 23.8 Consent of Debevoise and Plimpton (included in Exhibit 8.2)
 24.1 Power of Attorney*
 25.1 Statement of Eligibility of Trustee on Form T-1 of Chase Manhattan Bank,
      as Trustee*
 99.1 Form of proxy for Markel Corporation*
 99.2 Form of proxy for Terra Nova (Bermuda) Holdings Ltd.*

--------
* previously filed

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the following persons on March , 2000 have signed this Post-Effective Amendment No. 1 to Registration No. 333-96243 and Post-Effective Amendment No. 2 to Registration No. 333-88609 to the Registration Statements, in the capacities indicated:

                                          Markel Corporation

                                                    /s/ Darrell D. Martin
                                          By: _________________________________
                                                    Darrell D. Martin
                                           Executive Vice President and Chief
                                                    Financial Officer


      Signature                              Title
      ---------                              -----
         /s/ John J. Byrne                  Director
 ___________________________________
            John J. Byrne

         /s/ Mark J. Byrne                  Director
 ___________________________________
            Mark J. Byrne

        /s/ Thomas S. Gayner                Director
 ___________________________________
          Thomas S. Gayner

         /s/ Leslie A. Grandis              Director
 ___________________________________
          Leslie A. Grandis

          /s/ Stewart M. Kasen              Director
 ___________________________________
          Stewart M. Kasen

        /s/ Alan I. Kirshner                Director, Chairman and Chief
 ______________________________             Executive Officer (Principal
          Alan I. Kirshner                  Executive Officer)

         /s/ Gary L. Markel                 Director
 ___________________________________
            Gary L. Market

       /s/ Anthony F. Markel                President, Director
 ___________________________________
          Anthony F. Markel

        /s/ Steven A. Markel                Vice-Chairman, Director
 ___________________________________
          Steven A. Markel

       /s/ Darrell D. Martin                Director, Executive Vice President
 ______________________________             and Chief Financial Officer
          Darrell D. Martin                 (Principal Financial Officer,
                                            Principal Accounting Officer)

          /s/ Nigel Rogers                  Director
 ___________________________________
            Nigel Rogers


                                  Index to Exhibits
                                  -----------------
  2.1  Agreement and Plan of Merger and Scheme of Arrangement between Markel
       Corporation and Terra Nova (Bermuda) Holdings Ltd., dated August 15,
       1999, as amended included as Appendix A to the joint proxy statement/prospectus file as part of the Company's Registration
       Statement on Form S-4 (Registration No. 333-88609)*
  4.1  Articles of Incorporation of the Registrant, (incorporated herein by reference to Exhibit 4.1 of the Company's Registration Statement on
       Form S-4 (Registration No. 333-88609))*
  4.2  Bylaws of the Registrant, (incorporated herein by reference to Exhibit
       4.2 of the Company's Registration Statement on Form S-4 (Registration
       No. 333-88609))*
  4.3  Form of Contingent Value Rights Agreement*
  5.1  Opinion of McGuire, Woods, Battle & Boothe LLP*
  8.1  Opinion of McGuire, Woods, Battle & Boothe LLP regarding federal income tax consequences, filed herewith
  8.2  Opinion of Debevoise & Plimpton regarding federal income tax consequences, filed herewith
 23.1  Consent of KPMG LLP*
 23.2  Consent of PricewaterhouseCoopers*
 23.3  Consent of McGuire, Woods, Battle & Boothe LLP (included in Exhibit 5.1 and Exhibit 8.1)
 23.5  Consent of Debevoise & Plimpton*
 23.6  Consent of Donaldson, Lufkin & Jenrette Securities Corporation*
 23.7  Consent of Salomon Smith Barney Inc.*
 23.8  Consent of Debevoise & Plimpton (included in Exhibit 8.2)
 24.1  Power of Attorney*
 25.1  Statement of Eligibility of Trustee on Form T-1 of Chase Manhattan, as
       Trustee*
 99.1  Form of proxy for Markel Corporation*
 99.2  Form of proxy for Terra Nova (Bermuda) Holdings Ltd.*

--------
* previously filed